                                     CONSENT

      I, Richard S. Frary, do hereby consent to the use of my name in the Registration Statement on Form SB-2 to be filed by Snowdance, Inc. on January 2, 1998 in connection with the issuance of 1,500,000 shares of its Common Stock and any subsequent ammendments thereto.


                                                   _____________________________
                                                   Richard S. Frary